UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            January 19, 2001
                                                  ------------------------------

                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                         0-27555               36-4042177
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 (State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                   98503
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code      (360) 493-6000
                                                       -------------------------



                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (c)      EXHIBITS.  The following exhibits are filed herewith:

           99.1    Press Release dated January 17, 2001.

Item 9.  Regulation FD Disclosure.

        On January 17, 2001, the Company issued a press release announcing the date it will release and discuss the financial results of its fourth quarter and fiscal year end 2000. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The Company will host a conference call at 5:00 p.m. EST on January 30, 2001 to discuss its financial results. The replay of the conference call will be available through February 7, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 19, 2001        ILLUMINET HOLDINGS, INC.


                                    By: /s/ Daniel E. Weiss
                                       ---------------------------------------
                                       Daniel E. Weiss, Vice President -
                                       Finance and Chief Financial Officer